0
EXHIBIT 19.1
I
NSIDER
T
RADING
P
OLICY
AND
I
NSIDER
T
RADING
P
ROCEDURES

1
I
NSIDER
T
RADING
P
OLICY
Responsible Unit:
Corporate Legal Division
Data Classification Level:
4 - Public
Approval Date:
November 14, 2025

2
INSIDER TRADING POLICY
I.

P
OLICY
P
URPOSE
This Insider

Trading

Policy

(the “Policy”)

describes the

standards

of Popular

on trading,
and causing the trading of,

Popular’s securities, or the securities of

certain other publicly
traded

companies,

while

in

possession

of

Material

Nonpublic

Information,

as

defined
below.
Federal

and

state

securities

laws

prohibit

“insider

trading,”

or

the

purchase,

sale

or
transfer of a security on the basis of “inside” or Material Nonpublic Information about an issuer.

They also

prohibit “tipping,”

or the

disclosure of

Material Nonpublic

Information
about

an

issuer

to

others

who

use

such

information

to

trade

in

the

issuer’s

securities.
Although

“insider

trading”

and

“tipping”

are

separate

and

distinct

concepts,

both

are
generally

addressed

by

the

laws

and

regulations

that

prohibit

insider

trading

and

will
therefore be collectively addressed

in this document.
The

United

States

Securities

and

Exchange

Commission

(“SEC”),

together

with

state
securities

agencies

and

law

enforcement

authorities,

vigorously

pursue

and

severely
punish those who

engage in

insider trading.

As noted by

the SEC

in its website,

because
insider

trading

undermines

investor

confidence

in

the

fairness

and

integrity

of

the
securities markets,

the detection and

prosecution of insider

trading continues

to be one
of the

SEC's enforcement

priorities. The SEC

has been

aggressive in

bringing civil insider
trading

cases.

The

United

States

Department

of

Justice

has

also

aggressively

pursued
criminal

charges

against

those

involved

in

insider

trading.

While

regulatory

authorities
usually

concentrate

on

prosecuting

the

particular

individuals

or

entities

who

trade

on
inside

information,

as

well

as

those who

tip

inside information

to

others

that

use such
information

to

trade,

federal

securities

laws

also

impose

liability

on

issuers

and

other
“controlling

persons”

–

persons

with

power

to

control

the

transaction

upon

which

the
violation is based – if they fail to take reasonable steps to prevent insider trading by their personnel.
Popular’s

reputation

for

integrity

and

ethical

conduct

cannot

be

compromised

by

the
appearance of impropriety.

To

prevent even the appearance of improper conduct on the
part

of

anyone

employed

by

or

affiliated

with

Popular,

such

as

Popular’s

directors,
Popular

has

adopted

this Policy.

To

highlight

the importance

of viewing

insider trading
within

the

context

of

corporate

ethics

and

compliance,

some

of

the

most

important
concepts

included

in

this

Policy

have

also

been

incorporated

within

Popular’s

Code

of
Ethics
(the

“Code”).

Pursuant

to

company

policy,

employees,

directors

and

officers

of
Popular must, upon commencing their employment or affiliation with Popular, and on an annual basis thereafter,

acknowledge that they

have read,

understood and

will abide by
the standards included both in the Code and in this Policy.

Under

this

Policy,

Popular

shall

not

buy

or

sell

securities

of

Popular

on

the

basis

of
Material Nonpublic

Information and

shall buy or

sell securities of

Popular in

compliance
with federal or state

securities laws.

3
Through this Policy, Popular has further

sought to address

its obligation to

prevent insider
trading

by

helping

“Popular

Insiders,”

as

the

term

is defined

below,

raise

their

level

of
awareness

as

to

potential

insider

trading

violations

and

the

severe

consequences

and
penalties associated

with them. In

furtherance of

this goal, Popular

has also established
Insider

Trading

Procedures

(the

“Procedures”)

to

describe,

explain

or

include

specific
examples of the concepts mentioned in this Policy.

Neither

this

Policy

nor

the

Procedures

are,

however,

intended

to

replace

the
responsibility of

every Popular

Insider to

ensure that

they understand

and comply

with
the

legal

prohibitions

on

insider

trading.

This

Policy

and

the

Procedures

are,

in

part,
intended to assist

Popular Insiders in

understanding and complying

with applicable

insider
trading laws and regulations. Nevertheless, the

ultimate responsibility for complying with
this Policy and the

Procedures and avoiding improper transactions and other

violations of
applicable insider trading laws and regulations rests with the individual Popular

Insider.
II.

D
EFINITIONS
Popular

Insiders.

All

directors,

officers

and

employees

of

Popular,

whether

trading

on
their own behalf or on behalf of others, such as when trading for proprietary or fiduciary
accounts of

Popular.

In certain

circumstances identified

in this Policy,

former directors,
officers and employees of Popular will be considered Popular

Insiders.
Specifically-Designated

Employees.

Certain

officers

and

employees

of

Popular

(such

as
members

of

Popular’s

Disclosure

Committee)

that,

given

their

access

to

financial

and
other sensitive information about Popular,

have been (or may be) specifically designated
by Popular from time to time as being subject to additional restrictions regarding trading
in

Popular

securities.

The

additional

restrictions,

set

forth

in

the

Procedures,

include
blackout period restrictions and pre-clearance requirements

with respect to transactions
involving

Popular

securities,

comparable

to

those

that

are

applicable

to

directors

and
executive officers

of Popular.
Popular.

This term includes Popular,

Inc. and all its subsidiaries.

“securities

of

Popular”

and

“Popular

securities”.

These

terms

include

common

stock,
options

to

purchase

common

stock,

and

any

other

securities

that

may

be

issued

by
Popular,

including,

but

not

limited

to,

debt

securities,

preferred

stock,

convertible
debentures, and warrants,

as well as derivative securities that

are not issued by Popular,
such as exchange-traded put or call options or swaps relating to the securities of Popular.

Material Information.
Includes any information that

a reasonable investor would

consider
important

in

making

a

decision

to

buy,

hold

or

sell

securities,

or

information

that,

if
disclosed, would

be expected

to significantly

change the

total mix

of the

information

in
the

marketplace.

Any

information

that

could

be expected

to

affect

a

public

company’s
share

price,

whether

it

is

positive

or

negative,

should

be

considered

to

be

Material
Information. If an individual is unsure whether the information is material, the individual
should assume it is Material Information.

4
Material Nonpublic Information.

Refers to

information that

is both Material

Information
and Nonpublic Information.
Nonpublic Information. Refers

to information that

has not been disclosed broadly

to the
marketplace

(such

as

through

a

press

release,

an

SEC

filing,

a

publicly

accessible
conference

call, webcast

or similar method

of general

dissemination or

circulation). The
fact that

information has

been disclosed to

a few members

of the public

does not make
it public for insider trading purposes.

For information to be considered

public, it must be
widely

disseminated

in

a

manner

that

makes

it

generally

accessible

to

investors.

The
circulation

of

rumors,

even

if

accurate

and

reported

in

the

media,

does

not

constitute
effective

dissemination.

Even

after

such

information

is

broadly

disclosed

to

the
marketplace,

it

is

deemed

nonpublic

until

a

reasonable

period

of

time

elapses

for

the
investing public to fully absorb

it. If an

individual is unsure

about whether the

information
is public, the individual should assume it is nonpublic.

For

specific

examples

of

information

that

ordinarily

would

be

regarded

as

material

to
Popular,

or

about

when

information

is

considered

“public”

for

purposes

of

this

Policy,
please refer to the Procedures.
III.

C
ONTENT
A.

L
EGAL
R
EFERENCES
The

following

are

some

of

the

most

important

laws

and

regulations

that

address
insider trading:
◾
Section 17(a) of the Securities Act of 1933
◾
Section

10(b)

of

the

Securities

Exchange

Act

of

1934

and

SEC

Rules

10b-5

and
10b5-1
◾
Section 14(e) of the Securities Exchange Act of 1934 and SEC Rule 14e-3
◾
Section

16

of

the

Securities

Exchange

Act

of

1934

and

the

SEC

Rules

issued
thereunder
◾
Insider Trading

Sanctions Act of 1984
◾
Insider Trading

and Securities Fraud Enforcement Act of 1988
◾
SEC Regulation FD (Fair Disclosure)
B.

P
OLICY
P
RINCIPLES
General

Prohibitions.

No

Popular

Insider

who

is

aware

of

Material

Nonpublic
Information relating to

Popular may – either directly

or indirectly,

such as through or
on

behalf

of family

members

or

other persons

or

entities

–

(a) buy,

sell

or transfer
(including donations and gifts)

securities of Popular,

or engage in any

other action to
take personal advantage of that information, or (b)

pass that information on to

others
outside Popular, including, but not limited

to, family members, clients, colleagues and
friends,

whether

through

a

tip,

recommendation

or

opinion,

until

the

information
becomes public or is no longer material.

5
In addition, Popular shall not buy or sell securities of Popular on the basis of Material
Nonpublic Information

and shall

buy or

sell securities

of Popular

in compliance

with
federal or state

securities laws.
Popular Insiders must keep in mind that anyone scrutinizing their transactions will be doing so after the fact, with the benefit of hindsight. Therefore, as a practical matter, before

engaging

in

any

transaction,

Popular

Insiders

should

carefully

consider

how
enforcement

authorities

and

others

might

view

the

transaction

in

hindsight,
particularly in the closely scrutinized corporate environment.

Popular

expects

its

directors,

officers

and

employees

to

conduct

their

personal
financial affairs in a responsible and

prudent manner. Popular’s directors, officers and
employees must never engage in investment practices that, by nature or practice are,
or

appear

to

be,

inconsistent

with

this

Policy,

illegal,

improper,

unethical

or

that
present a real or apparent conflict of interest.
Transactions

that

may

be

necessary or

justifiable

for

independent

reasons

(such

as
the need

to raise

money for

a personal

emergency or

required expenditure)

are not
exempted

from

the

requirements

of

applicable

laws

and

regulations

and

the
requirements of this Policy

and the Procedures. Securities

laws and regulations

do not
recognize such mitigating circumstances and, in any

event, even the appearance of

an
improper transaction

must be avoided

to preserve Popular’s

reputation for

adhering
to the highest standard of conduct.

Other

Issuers’

Stock.

During

employment

or

association

with

Popular,

a

Popular
Insider may gain access

to Material Nonpublic Information in

relation to other issuers,
including, but not

limited to, customers, partners and competitors of

Popular.

Trading
or tipping

on the

securities of

these issuers

while aware

of such

Material Nonpublic
Information

may violate

federal

and state

securities laws.

In addition,

inappropriate
trading

or

tipping

by

Popular

Insiders

could

damage

Popular’s

customer

or

partner
relationships. For

these reasons,

Popular Insiders

are prohibited

from buying, selling
or transferring (including donations and gifts) or tipping

on other issuers’ securities if
the person learns of

Material Nonpublic Information

relating to such issuers

through
his/her employment or affiliation with Popular,

until the information becomes public
or

is

no

longer

material.

Additional

information

on

other

issuers’

stock

trading

is
available in the Procedures.
Speculative Transactions.

No Popular

Insider may

engage in

speculative transactions
with securities

of Popular

(for

example,

transactions

in which

the Popular

Insider

is
trying

to

profit

from

short-term

movements,

either

increases

or

decreases,

in

the
price

of

Popular

securities)

or

other

transactions

that

could

otherwise

give

the
appearance of impropriety.

Therefore, Popular Insiders are prohibited

from engaging
in

hedging

or

monetization

transactions

such

as

zero-cost

collars

and

forward

sale
contracts

designed

to

hedge

or

offset

any

decrease

in

the

market

value

of

equity
securities

and

allow

the

holder

to

continue

to

own

the

underlying

securities,

but
without the full rewards and risks of

ownership. Additional information and examples
of speculative transactions are included in the Procedures.

6
Authorized Disclosure.

Popular is

required under

federal

securities laws to

avoid the
selective

disclosure

of

Material

Nonpublic

Information.

The

announcement

of
information

regarding

Popular

should be

coordinated

with Popular’s

Legal

Division,
the Corporate

Communications Division

and the Corporate

Comptroller Division

and
may

only

be

made

by

persons

specifically

authorized

by

Popular

to

make

such
announcements.

Except

for

specifically

authorized

persons,

no Popular

Insider who
receives

or

has

access

to

Material

Nonpublic

Information

may

comment

on

such
information

or on

any

other that

could be

of significance

to the

investing

public, at
any time. Additional information regarding the prohibition on the selective disclosure of Material Nonpublic Information is available in the Procedures.
C.

P
ROCESS
Clearance

Procedures.

Because

there

are

many

“gray”

areas

in

the

law

of

insider
trading,

a

Popular

Insider

should

not

try

to

make

close

calls

about

what

is

legal

or
illegal

or

about

what

is

permitted

or

not

permitted

under

this

Policy

and

the
Procedures

by

himself

or

herself.

Popular

Insiders

should

always

err

on

the

side

of
caution;

either refrain

from

executing

transactions

or disclosing

Material Nonpublic
Information altogether

if there is any

question in their mind about

the propriety of a
particular

transaction

or

disclosure,

or

consult

with

Popular’s

Legal

Division

with
respect

to

a

particular

transaction

or

disclosure

prior

to

execution

or

disclosure
thereof. Popular expects its employees, directors and officers to become familiar with
and

abide

by

Popular’s

clearance

procedures,

as

defined

in

the

Procedures.

In

all
cases,

the

responsibility

for

determining

whether

an

individual

is

in

possession

of
Material Nonpublic Information rests

with that individual, and any action on the part
of

Popular,

Popular’s

Legal

Division

or

any

other

employee,

attorney

or

director
pursuant to this Policy (or

otherwise) does not in any way insulate

an individual from
liability under applicable securities laws.
Inadvertent

Disclosures.

Should

a

Popular

Insider

inadvertently

comment

on

stock
price movement,

rumors or

otherwise disclose

Material Nonpublic

Information

to a
third party, he or she

should promptly notify

Popular through Popular’s Legal Division.

D.

S
COPE
This Policy applies to all Popular Insiders. The Policy also applies to a Popular Insider’s
family

members

who

reside

with

him

or

her,

and

any

family

members

whose
transactions in Popular securities are directed by the Popular Insider or are subject to the

Popular

Insider’s

influence

or

control

(such

as

parents

or

children

of

a

Popular
Insider who

consult with

him/her before

trading

in Popular

securities), even

if such
family

members do

not live

in the

Popular

Insider’s household.

Popular Insiders

are
responsible

for

the

transactions

of these

other persons

and

should therefore

make
them

aware

of

the

need

to

confer

with

them

before

executing

any

transaction

in
securities of Popular.
Notwithstanding

the

foregoing,

if

a

Popular

Insider

certifies

in

writing

that

(a)

the
Popular Insider

does not influence

the investment

decisions of his/her

dependent(s)

7
or family

member(s) who

reside(s) with

him or

her (other

than his/her

spouse), and
(b) the

dependent(s) or

family member(s)

who reside(s)

with him

or her (other

than
the

Popular

Insider’s

spouse)

do(es)

not

make

decisions,

in

whole

or

in

part,

upon
information that the

Popular Insider has

provided or provides,

Popular’s Legal Division
may,

in its

sole and absolute

discretion, determine

that such

dependent(s) or

family
member(s)

who

reside(s)

with

him

or her

will

not

be

considered

“Popular

Insiders”
subject

to

the

restrictions

set

forth

in

this

Policy

and

the

Procedures.

For

more
information on this certification, please refer

to Attachment A to the Procedures.
Application

of

Policy

after

Termination

of

Employment.

If

a

Popular

Insider’s
employment

or affiliation

with Popular

terminates

at

a time

when he

or she

has or
thinks

he

or

she

may

have

Material

Nonpublic

Information

about

Popular

or

its
customers,

partners

or competitors,

the prohibition

on trading

on such

information
set

forth

in

this

Policy

and

as

contemplated

in

applicable

insider

trading

laws

and
regulations

will

continue

until

such

information

becomes

public

or

is

no

longer
material.

Additional

Restrictions.
IN

ADDITION

TO

THE

RESTRICTIONS

SET

FORTH

IN

THIS
POLICY,

CERTAIN

POPULAR

INSIDERS,

SUCH

AS

POPULAR’S

DIRECTORS

AND
EXECUTIVE

OFFICERS,

EMPLOYEES

OF

POPULAR

SECURITIES,

LLC

(“POPULAR
SECURITIES EMPLOYEES”), EMPLOYEES OF POPULAR

ASSET MANAGEMENT

LLC (“PAM
EMPLOYEES”),

AND

CERTAIN

SPECIFICALLY-DESIGNATED

EMPLOYEES,

ARE

SUBJECT
TO

ADDITIONAL

RESTRICTIONS

AND

PROCEDURES,

INCLUDING

CERTAIN

BLACKOUT
PERIODS

AND

PRE-CLEARANCE

REQUIREMENTS

WITH

RESPECT

TO

TRANSACTIONS
INVOLVING

SECURITIES

OF

POPULAR.

FOR

FURTHER

INFORMATION

REGARDING
THESE

ADDITIONAL

RESTRICTIONS,

OR

WHO

IS

SUBJECT

TO

SUCH

RESTRICTIONS,
PLEASE REFER TO SECTION IV BELOW.
E.

S
ANCTIONS
Civil and

Criminal Penalties.

The consequences

of engaging

in insider

trading violations
or tipping can be severe. Persons violating insider trading laws and regulations can be subject to

an array

of civil and

criminal penalties and

regulatory sanctions.

Potential
repercussions include:

(i)

Criminal

fines

and

penalties

for

individuals,

regardless

of

whether

a
sizable profit or any profit at all was made and possible incarceration;

(ii)

Return

of

profits

gained

or

losses

avoided

and

interest

thereon

(in
unlawful

tipping

situations,

tippees

may

be

subject

to

disgorgement

and
disgorgement of

both the tipper’s

and tippees’ profits

may be obtained

from the
tipper);

(iii)

Civil

penalties

(additional

civil

penalties

may

be

applicable

against
registered

securities

professionals

if

such

professionals

willfully

aid

and

abet
securities law violations);

(iv)

Injunctions against future violations or cease and desist proceedings;

8

(v)

Temporary

or permanent

bars from

serving as

a director

or officer

of a
publicly traded company;

(vi)

Bars

or

suspensions

from

practicing

before

the

SEC

for

certain
professionals; and

(viii)

Civil liability in private lawsuits.
Popular

may

also

be

required

to

pay

major

civil

or

criminal

penalties,

because
employers

and

other controlling

persons

(including supervisory

personnel)

who

are
deemed to

have

recklessly failed

to

take

preventive

steps

to control

insider trading
may,

among other things, face civil and/or criminal penalties.
Thus,

it

is

important

to

both

the

Popular

Insider

and

Popular

that

insider

trading
violations

do

not

occur.

Popular

Insiders

should

be

aware

that

stock

market
surveillance techniques are becoming

more sophisticated all the

time, and the

chance
that authorities will detect and prosecute small-level trading is significant.
Discipline.

Ultimately,

the

responsibility

for

adhering

to

this

Policy

and

the
Procedures,

and any

related

procedures

or guidelines,

will rest

with each

individual
Popular

Insider.

Therefore,

violations

of

this

Policy

or

any

federal

or

state

insider
trading law or regulation by any Popular Insider may, in the case of a director, subject the

director

to

dismissal

proceedings

and,

in

the

case

of

an

officer

or

employee,
subject the officer or

employee to disciplinary

action by Popular,

up to and including
termination for

cause.
F. N
ON
-C
OMPLIANCE
N
OTIFICATIONS
Any Popular Insider who violates this Policy or any federal or state insider trading law
or regulation, or

knows of any

such violation by

any other Popular Insider, must report
the situation immediately

to Popular’s

Ethics Officer.

He or she may

also report such
violation

anonymously

through

EthicsPoint

at

www.popular.com/ethicspoint

-en
(English), www.popular.com/ethicspoint

(Spanish), or

by calling

toll free

1-866-737-
6813 from

Puerto Rico,

the United

States

or the

U.S. Virgin

Islands; 1-833-416-6777
from

Puerto

Rico;

1-833-439-1392

from

the

British

Virgin

Islands;

01-800-519-0915
from Colombia and 0-800-032-0114 from Costa Rica. Upon determining that any such
violation

has occurred,

Popular’s

Ethics

Officer,

in consultation

with Popular’s

Chief
Legal Officer,

will determine whether

Popular should release

any material

nonpublic
information

and, when

required by

applicable law,

shall cause

Popular to

report the
violation to the SEC or other appropriate governmental

authority.
IV.

D
ELEGATION OF
A
UTHORITY
/R
ESPONSIBILITIES
Popular

Insiders.

All Popular

Insiders are

responsible for

complying with

this Policy

and
the Procedures at all times.
Directors

and

Executive

Officers.

In

addition

to

complying

with

this

Policy

and

the
Procedures,

Directors

and

Executive

Officers

of

Popular

are

subject

to

additional
restrictions and procedures, including requirements

regarding the filing of public reports
of

beneficial

ownership

and

changes

in beneficial

ownership

with

the

SEC,

short

swing

9
profit

provisions

and

certain

blackout

periods

and

pre-clearance

procedures.

These
restrictions and procedures are

set forth in

Popular’s Director and Executive Officer

Guide
to

Complying

with

Certain

Laws

and

Regulations.

Directors

and

executive

officers

of
Popular

should

refer

to

the

Guide

to

ensure

their

understanding

of

the

additional
requirements and procedures they are subject to.
Popular

Securities

Employees.

In

addition

to

complying

with

this

Policy

and

the
Procedures, Popular Securities

Employees are also

subject to

the stock trading

restrictions
and

procedures

set

forth

in

Popular

Securities’

Compliance

Manual.

Popular

Securities
Employees

should

refer

to

the

Compliance

Manual

to

review

and

ensure

their
understanding of the additional requirements and procedures

they are subject to.
PAM

Employees.

In

addition

to

complying

with

this

Policy

and

the

Procedures,

PAM
Employees are

also subject

to the

stock trading

restrictions

and procedures

set forth

in
the Code

of Ethics

for the

Popular Family

of Funds.

PAM

Employees should

refer

to the
Code of Ethics

to review

and ensure

their understanding

of the additional

requirements
and procedures they are subject to.
Specifically-Designated

Employees.

In

addition

to

complying

with

this

Policy

and

the
Procedures,

Specifically-Designated

Employees

are

subject

to

certain

black-out

periods
and

pre-clearance

procedures

that

are

particularly

covered

in

the

Procedures.

The
additional restrictions and requirements applicable to Specifically-Designated Employees are set forth in Attachment

C to the Procedures.
Popular Legal Division. As

per the Procedures, the

Popular Legal Division is

responsible for
clearing those transactions and/or

disclosures as to which they

are consulted by Popular
Insiders.

They are

also responsible

for

pre-clearing

all transactions

in Popular

securities
conducted by Specifically-Designated Employees.
Popular’s Chief Legal Officer.

As per the Procedures, the Chief Legal Officer is responsible for pre-clearing all

transactions in Popular securities

conducted by Popular directors

and
executive

officers,

as

well

as

Pre-Arranged

Trading

Program

participation

requests
submitted pursuant to Attachment

B of the Procedures.
Popular’s

Ethics

Officer.

The

Popular

Ethics

Officer

is

responsible

for

handling

non-
compliance notifications and consulting with the Chief Legal Officer –

as appropriate – on
the merits of such notices.

10
Insider Trading

Procedures
Responsible Unit: Legal Division
Data Classification
Level:
3 - Internal Use
Latest Revision Date: December 2025
Next Revision Date: December 2026

I
NTRODUCTION
Popular,

Inc.

has

adopted

an

Insider

Trading

Policy

(the

“Policy”)

to

create

awareness

among
Popular

Insiders

as

to

both

the

most

important

insider

trading

concepts

and

the

severe
consequences

and penalties

associated

with

violations

of the

insider trading

laws.

In

adopting
the Policy,

Popular also

intended to

prevent

even the

appearance

of improper

conduct on

the
part of its employees, directors and officers.

The Policy contains

high-level principles that

establish Popular’s

position with respect to

insider
trading and

tipping. The

Policy further

directs Popular

Insiders to

refer

to these

Insider Trading
Procedures (the “Procedures”) for further guidance on certain subjects. In accordance with such mandate, these Procedures more specifically address the following topics:
●
Types of information that

may be considered
material .
●
When information is considered public .
●
Types

of

transactions

that

are

considered
speculative,
or

are

otherwise

prohibited
because they may give the appearance of impropriety.
●
Exceptions

to the restrictions on transactions involving securities of Popular.
●
The
clearance

procedures
that

must

be

followed
to

address

questions

or

concerns
about the possession of material nonpublic information.

●
The handling of

inquiries

from analysts, investors,

the press, etc.
●
Additional restrictions , including
black-out periods and

pre-clearance requirements
,
applicable

to

directors

and

executive

officers,

employees

of

Popular

Securities
(“Popular

Securities

Employees”),

employees

of

Popular

Asset

Management,

LLC
(“PAM”) (“PAM

Employees”) and Specifically-Designated Employees.
Although

these

Procedures

seek

to

provide

further

guidance

to

those

subject

to

the

Policy,
neither

the

Policy

nor

these

Procedures

are

intended

to

replace

the

responsibility

of

every
director,

officer,

employee

or

any

other

Popular

Insider

to

ensure

that

they

understand

and
comply with insider trading laws and regulations. Any action by Popular,

Popular’s Legal Division
or

any

other employee,

executive

officer,

attorney

and/or

director

of Popular

pursuant

to

the
Policy

and

these

Procedures

(or

otherwise)

does

not

in

any

way

insulate

an

individual

from
liability under applicable securities laws. Each individual Popular Insider is ultimately responsible for

complying

with

the

Policy

and

these

Procedures

and

avoiding

improper

transactions

and
other violations of applicable insider trading laws and regulations.
Capitalized terms not otherwise defined in these Procedures shall have the meaning assigned to
such term in the Policy.
W
HAT
I
NFORMATION IS
C
ONSIDERED
M
ATERIAL
The

Policy

defines

Material

Information

as

any

information

that

a

reasonable

investor

would
consider

important

in

making

a

decision

to

buy,

hold

or

sell

securities,

or

information

that,

if
disclosed

would

be

expected

to

significantly

change

the

total

mix

of

information

in

the
marketplace.

Any information

that could

be expected

to affect

a public

company’s

share price,

whether

it

is

positive

or

negative,

should

be

considered

material.

It

further

directs

Popular
Insiders to

refer to

these Procedures

for specific

examples

of information

that ordinarily

would
be regarded as material to Popular.

Pursuant

to

this

mandate,

the

following

is

a

list

of

some

of

the

most

prevalent

examples

of
Material Information:
●
Projections of Popular’s future earnings or losses, or other earnings guidance;
●
Earnings

that

are

inconsistent

with

Popular’s

prior

performance

or

the

consensus
expectations of the investment community;
●
Potentially

significant

problems

in

Popular’s

loan

portfolio,

including

non-accrual

or
foreclosure situations;
●
Potential liquidity problems and/or with the availability

or lack of availability of credit;
●
A pending or proposed merger,

acquisition or tender offer;
●
A significant sale of assets or the sale of a significant subsidiary;
●
A change

in dividend

policy,

the declaration

of a

stock

split, or

an offering

of additional
securities;
●
An

actual

or

threatened

significant

litigation

or

government

investigation,

or

the
resolution of such litigation or government investigation;

●
A significant new product or service;

●
A change in senior management;
●
A significant change in Popular’s strategic

plans;
●
Significant regulatory developments

or enforcement or

other actions

by regulatory bodies
involving Popular;
●
Significant

developments

regarding

customers

or

suppliers

of

Popular

(such

as

the
acquisition or loss of a significant client or contract);
●
A change in Popular’s independent auditors, a notification from the independent auditor that Popular may no longer rely on an independent auditor’s report or the determination
by the auditor of the existence of a material weakness;
●
An imminent change in Popular’s credit rating by a rating

agency;
●
Voluntary calls of debt or preferred

stock of Popular; or
●
Significant cybersecurity incidents.
The above list is only illustrative; many other types of information may be considered “material”
depending on

the circumstances.

When in

doubt as

to whether

information in

their possession
could

be

considered

material,

Popular

Insiders

should

assume the

information

is material

and
contact Popular’s Legal Division.

W
HEN IS
I
NFORMATION
C
ONSIDERED
“P
UBLIC
”
The Policy specifically establishes that if a Popular Insider becomes aware of Material Nonpublic
Information,

he or

she may

not

trade

until

the information

becomes

public;

that

is,

until

such
information has

been disclosed broadly

to the marketplace

(such as through

a press release,

an
SEC filing,

a publicly

accessible conference

call or

a similar

method of

general

dissemination or
circulation)

and

the

investing

public

has

had

time

to

fully

absorb

such

information.

It

further
directs Popular Insiders

to refer to these

Procedures for additional

guidance on

when information
can be considered “public.”

To

avoid the appearance of impropriety,

as a general rule, information should not be considered
fully absorbed

by the

marketplace

until after

the completion

of the
second business

day

after
the

information

is

released.

For

example,

if

Popular

were

to

make

an

announcement

on

a
Monday

before

the market

opens, Popular

Insiders should

not trade

in Popular

securities until
Wednesday.

If

an

announcement

were

made

on

a

Monday

after

the

market

opens,

however,
Popular Insiders should not trade in Popular

securities until Thursday.

If an announcement were
made on a Friday before

the market opens, Tuesday

generally would be the first

eligible trading
day, while if the announcement were made on Friday after the market opens, Wednesday would generally

be

the

first

eligible

trading

day.

When

in

doubt

as

to

whether

information

in

their
possession

is public,

Popular

Insiders

should

assume the

information

is nonpublic

and

contact
Popular’s Legal Division.
W
HO
A
RE
C
ONSIDERED
“P
OPULAR INSIDERS
”
The

Policy

provides

that

the

term

“Popular

Insider”

applies

to

all

directors,

officers

and
employees of Popular,

whether trading on their own behalf or on behalf of others, such as when trading for proprietary or fiduciary accounts of Popular. The Policy also provides that it applies to
a Popular Insider’s family

members who reside with him or her,

and any family members whose
transactions

in

securities

of

Popular

are

directed

by

the

Popular

Insider

or

are

subject

to

the
Popular Insider’s influence

or control (such

as parents or

children of

a Popular Insider

who consult
with him/her before trading

in securities of Popular), even if

such family members do not live

in
the Popular Insider’s household.
Notwithstanding

the foregoing,

the

Policy

provides

that

if a

Popular

Insider

certifies in

writing
that (a) the Popular Insider does not influence the investment decisions of his/her dependent(s)
or

family

member(s)

who

reside(s)

with

him

or

her

(other

than

his/her

spouse),

and

(b)

the
dependent(s) or family

member(s) who

reside(s) with him

or her

(other than

the Popular Insider’s
spouse) do(es) not make decisions,

in whole or

in part, upon

information that the Popular Insider
has

provided

or

provides,

Popular’s

Legal

Division

may,

in

its

sole

and

absolute

discretion,
determine that such dependent(s)

or family member(s) who reside(s) with him or her will not be considered

Popular

Insiders

subject

to

the

restrictions

set

forth

in

the

Policy

and

these
Procedures. Such

request and

certification shall

be made

by the

Popular Insider

using the

form
included

as

Attachment

A

to

these

Procedures.

If

at

any

time

the

facts

and

circumstances
presented in the request

and certification change,

the Popular Insider

must notify Popular’s Legal
Division and presume

that his/her dependent(s)

or family

member(s) who reside(s)

with him or
her

is(are)

a

Popular

Insider

subject

to

the

restrictions

set

forth

in

the

Policy

and

these
Procedures.

S
PECULATIVE
T
RANSACTIONS
The Policy specifically provides that no Popular Insider may engage in speculative transactions in securities

of

Popular

(for

example,

transactions

in which

the

Popular

Insider

is trying

to

profit
from short-term movements,

either increases or decreases, in the price of securities of Popular)
and other transactions

that may otherwise

give the appearance

of impropriety.

Pursuant to the
Policy, the following is a list

of the most

prevalent transactions that Popular considers

speculative
or that are otherwise prohibited because they may create

the appearance of impropriety:
(a) Short Sales
: Short

sales of

securities of

Popular, that is, sales

of securities

of Popular which
are not then owned, including a “sale

against the box” (a sale with delayed

delivery), are
transactions whereby a person will benefit from

a decline in the price of the securities of
Popular.

These

transactions

generally

signal

to

the

market

that

the

seller

has

no
confidence in Popular or its short-term prospects. In addition, short sales may reduce the seller’s incentive

to improve

Popular’s performance.

For these

reasons, Popular

Insiders
may not engage in short sales of securities of Popular.
(b) Options and derivative securities
: A transaction in

options is, in

effect, a bet on

the short-
term movement

of securities

of Popular

and therefore

creates

the appearance

that the
Popular Insider

is trading

based on

inside information.

Transactions

in options

may also
focus

the

transacting

person’s

attention

on

short-term

performance

at

the

expense

of
Popular’s

long-term

prospects.

For

these

reasons,

Popular

Insiders

may

not

engage

in
transactions in

options and other

derivative securities

based on securities

of Popular

on
an exchange or in any other organized

market.
(c)
Certain

hedging

transactions
:

Certain

forms

of

hedging

or

monetization

transactions,
such as zero

-cost collars

and forward

sale contracts, allow

a stockholder to

lock in much
of the value of his or her stock

holdings, often in exchange

for all or part of the potential
for upside

appreciation in

the stock.

These transactions

allow the

holder to

continue to
own the underlying securities, but without the

full rewards and risks of ownership. When
that

occurs,

the

owner

may

no

longer

have

the

same

objectives

as

Popular’s

other
shareholders.

For

this

reason,

Popular

Insiders

may

not

engage

in any

such

hedging or
monetization transactions involving securities of Popular.
Please

be

advised

that

any

other

type

of

speculative

transaction

in

securities

of

Popular

by

a
Popular Insider is prohibited under the Policy and these Procedures. If uncertain as to whether a particular

transaction

is

speculative

for

purposes

of

the

Policy

and

these

Procedures,

Popular
Insiders should assume it is speculative and contact the Popular’s Legal

Division for guidance.

Exceptions
The

prohibition

on

trading

in

securities

of

Popular

set

forth

in

both

the

Policy

and

these
Procedures is not applicable to the following transactions:
(a) The exercise of stock options

under Popular’s
2004 Omnibus Incentive Plan , the Popular,
Inc. 2020

Omnibus Incentive

Plan
or any

other plan

adopted by

Popular or

that may

be
adopted

by Popular

in the

future

that

provides

for

the

issuance of

stock

options,

since
Popular is the other party to the transaction and the price does not vary with the market but is

fixed by the

terms of

the option

agreement. Such prohibition

is, however, applicable
to the Popular Insider’s transfer

to a third party or sale of any such shares acquired upon
the exercise of stock options;
(b)
The

grant

by Popular

of
restricted

stock

or

restricted

stock

units under

Popular’s
2004
Omnibus Incentive Plan , the
Popular,

Inc. 2020 Omnibus Incentive Plan

or any other plan
adopted by Popular or that may be adopted

by Popular in the future that

provides for the
issuance of restricted stock to certain of its executives, officers and other key employees.
Such prohibition is,

however,

applicable to the

Popular Insider’s transfer

to a third

party
or sale of any

such shares (unless it

involves a sale

of a portion of

the restricted

stock or
restricted

stock unit

award

and such

sale had

been previously

approved

by the

Popular
Insider at the time of the award in order to obtain required funds to pay any withholding
tax requirement,

and at the time the sale was

approved by the Popular

Insider he or she
was not aware of any Material Nonpublic Information

regarding Popular);
(c) The
periodic

contributions

made

by

Popular

or

its

employees

to

purchase

shares

of
Popular common stock under the
Popular,

Inc. Puerto Rico Savings and Investment

Plan,
Popular,

Inc.

USA

401(K)

Savings

and

Investment

Plan,
Popular,

Inc.

Puerto

Rico
Nonqualified Deferred Compensation Plan, Popular North America Deferral

Plan and any
other retirement,

savings or

other comparable

plan adopted

by Popular

or that

may be
adopted by

Popular in the

future, pursuant

to the terms

and conditions of

such plans or
the

employees’

advance

instructions.

Such

prohibition

is,

however,

applicable

to

the
Popular

Insider’s initial

election to

participate

and purchase

shares under

the plan,

any
changes

in the

instructions

regarding

the

purchase

of shares

of Popular

common

stock
pursuant to such plans and to the Popular Insider’s transfer to a third party or any sale of
shares of Popular common stock held under such plans; and
(d) The purchase

of

shares

of

Popular
common

stock

pursuant

to

Popular’s
Dividend
Reinvestment and Stock Purchase Plan resulting from (i) a Popular Insider’s reinvestment of dividends

paid on

Popular’s

common stock

under the

plan, or

(ii) additional

periodic
contributions made by the

Popular Insider to purchase

additional shares under the plan.
Such prohibition is, however,

applicable to the Popular Insider’s election to participate in the

plan,

any

changes

in

the

instructions

regarding

the

periodic

purchase

of

shares

of
Popular common

stock pursuant

to such

plans and to

the Popular

Insider’s transfer

to a
third party or sale of any shares of Popular common stock purchased under the plan.

(e)
Prearranged

trading

programs.
Notwithstanding

the

prohibition

set

forth

in

these
Procedures against insider trading, SEC Rule 10b5-1

and these Procedures permit

Popular
Insiders to

enter into

transactions in

Popular securities

regardless

of their

awareness of
inside information

if (i) the

transaction is

made pursuant

to a

pre-arranged

trading plan
that

was

entered

into

when

the

Popular

Insider

was

not

in

possession

of

Material
Nonpublic Information

relating to

Popular (the

“Prearranged

Trading

Program”)

and (ii)
the Prearranged Trading

Program meets each of the conditions set forth below:

1.
The

Prearranged

Trading

Program

must

be

in

writing,

substantially

in

the

form
included in Attachment B to these Procedures, or in a form approved by the Chief
Legal

Officer,

adopted

when

the

Popular

Insider

was

not

aware

of

Material

Nonpublic Information, and entered into in good faith and not as part of a plan or scheme to evade prohibitions of SEC Rule 10b-5.

2. Subject to certain limited exceptions set forth in SEC Rule 10b5-1, the Insider may not have any other outstanding or overlapping contract, instruction or plan under
Rule

10b5-1(c)

to

trade

in

Popular

securities,

and

may

not

enter

into

any

such
other overlapping arrangement to trade

in Popular securities.

3.
The

Prearranged

Trading

Program

is

the

Popular

Insider’s

only

“single-trade”
trading plan within any 12-month period. A “single-trade” plan is one designed to effect

the open-market

purchase

or

sale of

the total

amount of

securities to

be
purchased or sold in a single transaction.

4.
The

Prearranged

Trading

Program

includes a

written

certification

by

the

Insider
indicating that he or she (x) is not aware of Material Nonpublic Information about the issuer

or its

securities and (y)

is adopting

or modifying the

plan in

good faith
and not as part of a plan or scheme to evade the prohibitions of SEC Rule 10b-5.

5.
The Prearranged Trading

Program:

(x) specifies the amount of

securities to be purchased

or sold and the

price
at which and date on which the securities were to be purchased or sold; or

(y)

Includes

a

written

formula

or

algorithm,

or

computer

program,

for
determining

the

amount

of

securities

to

be

purchased

or

sold

and

the

price

at
which and the date on which the securities were to be purchased or sold; or

(z) Does not permit

the person to

exercise any

subsequent influence over
how, when, or whether to effect purchase or sales; provided, in addition, that any other

person

who,

pursuant

to

the

Prearranged

Trading

Program,

did

exercise
such influence must not be aware of Material Nonpublic Information.

6.
The Prearranged

Trading

Program

does not

permit the

Popular Insider,

after the
plan’s

adoption,

to

alter

or

deviate

from

the

plan

to

purchase

or

sell

securities
(whether by changing

the amount, price

or timing of

the purchase or

sale) without
formally amending

the plan, or

to enter

into or

alter a

corresponding or

hedging
transaction or position with respect to those securities.
7.
The first trade under the adopted or modified Prearranged Trading

Program does
not

occur

until

the

applicable

cooling-off

period

has

expired.

For

directors

and
Section

16

officers,

the

cooling-off

period

is

the

later

of

(i)

90

days

after

the
adoption or modification of the Prearranged

Trading Program

or (ii) two business
days

following

the filing

of the

Form 10-Q

or Form

10-K for

the fiscal

quarter

in
which the

Prearranged

Trading

Program

was adopted

or modified.

In any

event,
the

required

cooling-off period

applicable to

directors

and Section

16 officers

is
not

to

exceed

120

days

following

adoption

or

modification

of

the

Prearranged
Trading

Program.

For

Insiders

other

than

directors

or

Section

16

officers,

the
applicable cooling-off

period is 30

days after

the adoption or

modification of

the
Prearranged Trading

Program.

The

Popular

Insider

must

act

in

good

faith

with

respect

to

the

Prearranged

Trading
Program through the term of the Plan.

A Popular

Insider who

wishes to

enter into,

amend or

terminate

a Prearranged

Trading
Program must

submit the trading

plan to Popular’s

Chief Legal

Officer for approval

prior
to adoption,

amendment or

termination of

the trading

plan. Such

request for

approval,
amendment or

termination of

a trading

plan shall

be made

by the

Popular Insider

using
the form

included in

Attachment

B-1 to

these Procedures

.

The approval

of the

entering
into, amendment or

termination is subject

to the

sole and

absolute discretion of

Popular’s
Chief

Legal

Officer.

The

entering

into,

amendment

or

termination

of

a

Prearranged
Trading

Program

by a

director or

Section 16

officer,

as well

as trades

made pursuant

to
such program, are subject to disclosure requirements

under SEC rules.
Prearranged

Trading

Programs

may

not be

adopted,

amended or

terminated

when the
Popular

Insider

is

in

possession

of

Material

Nonpublic

Information

about

Popular.

A
Popular Insider may

only adopt,

amend or

terminate his or

her trading plan

during periods
when trading in securities of

Popular is permitted to

Popular Insiders in accordance

with
the

Policy

and

these

Procedures

and

any

other

applicable

requirement

applicable

to
directors, executive

officers, employees of Popular Securities, PAM

Employees and other
Specifically-Designated Employees.

C
LEARANCE
P
ROCEDURES AND
C
ONTACTS
The Policy specifically directs

Popular Insiders to review

these Procedures for additional

guidance
on Popular’s approved clearance

procedures. Popular Insiders are

not all

subject to a

general pre-
clearance

requirement

for

trades

in

securities

of

Popular.

Nonetheless,

Popular

directors,
executive

officers and

other Specifically-Designated

Employees are

subject to black-out

periods
and pre-clearance procedures that are referenced

or discussed below.
In accordance therewith, and to

prevent insider trading by Popular Insiders, Popular has

adopted
the following procedures:

Trading
If uncertain whether the

information they possess is Material Nonpublic

Information, or whether
a

proposed

transaction

constitutes

trading

upon

Material

Nonpublic

Information,

Popular
Insiders should not engage in such transaction (including transactions in securities of Popular (or those of another company

which is a customer,

partner or competitor

of Popular)) without first
contacting

Popular’s

Legal

Division

(if the

Popular

Insider

is a

Popular

employee),

or Popular’s
Chief Legal Officer or his

designated person (if the Popular Insider

is a Popular director, executive
officer or member of Popular’s Disclosure Committee).
Tipping
To

reduce the

probability that

Popular Insiders

tip inside

information, Popular

has adopted

the
following procedures:
●
Popular

Insiders

should

not

discuss

or

distribute

Material

Nonpublic

Information
regarding

Popular

(or

any

other

company

that

is

a

customer,

partner

or

competitor

of
Popular) with

or to

(1) any

person inside

Popular,

except

on a

“need to

know” basis,

or

(2)

any

person

outside Popular,

unless

(a)

specifically

authorized

to

do

so

by

Popular’s
Legal Division or (b)

the disclosure is made

to a Popular

service provider that has

agreed
or

is

otherwise

required

to

maintain

such

information

confidential.

This

prohibition
includes any discussion, distribution

or posting of Material

Nonpublic Information in any
Popular “intranet” or other electronic or other type of employee forum.

●
Popular

Insiders

should

not

discuss

confidential

information

or

Material

Nonpublic
Information

regarding

Popular

(or

any

other

company

that

is

a

customer,

partner

or
competitor

of

Popular)

within

the

hearing

range

of

outsiders,

including

friends

and
relatives.

It

is

particularly

important

to

exercise

care

and

refrain

from

discussing
confidential

information

or

Material

Nonpublic

Information

in

public

places,

such

as
elevators, taxis, airplanes, lavatories, restaurants, and other places where the discussions might be overheard.
●
Popular

Insiders should

not discuss

or disseminate

confidential

information

or Material
Nonpublic

Information

regarding

Popular

(or

any

other

company

that

is

a

customer,
partner

or

competitor

of

Popular)

in

any

internet-based

forum

or

in

any

social

media
outlet (i.e., Facebook, X (formerly known as Twitter

), Instagram, Snapchat, etc.).
●
Popular

Insiders

are

prohibited

from

addressing

any

inquiries

from

securities

analysts,
companies in the same business as Popular,

and members of the press. All such inquiries
should be immediately

referred

to Popular’s

Corporate Communications

Division, which
will direct them to the appropriate officer for handling.

A
DDITIONAL
R
ESTRICTIONS
Additional Restrictions Applicable to Directors and Executive

Officers.
In addition to the restrictions

and procedures set forth

both in the Policy and

these Procedures,
directors and executive

officers of Popular are subject to

additional restrictions and procedures,
including requirements regarding the filing of public

reports of beneficial ownership and changes
of beneficial ownership

with the SEC,

short-swing profit

provisions and certain

blackout periods
and

pre-clearance

procedures.

These

restrictions

and

procedures

are

set

forth

in

Popular’s
Director and Executive

Officer Guide

to Complying

with Certain Laws

and Regulations
. Directors
and

executive

officers

of

Popular

should

refer

to

the

aforementioned

Guide

to

review

and
understand the additional requirements and

procedures that they are

subject to. The

restrictions
on

trading

contained

in

the

Guide

as

well

as

the

Policy

and

these

Procedures

will

continue

to
apply to

those former

directors

and executive

officers who

leave during

a blackout

period until
the next window period.
Additional Restrictions Applicable to Popular Securities Employees and PAM

Employees
In addition to the restrictions

and procedures set forth

both in the Policy and

these Procedures,
Popular

Securities Employees

are

also subject

to the

stock

trading

restrictions

and procedures
set forth

in
Popular Securities’

Compliance Manual
. Popular

Securities Employees

should refer
to

the

aforementioned

Compliance

Manual

to

review

and

understand

the

additional
requirements and procedures that they are subject to.

In addition to the restrictions

and procedures set forth

both in the Policy and

these Procedures,
PAM Employees

are also subject to the stock trading restrictions and procedures set forth in the
Code

of

Ethics

for

Popular

Asset

Management,

LLC.

PAM

Employees

should

refer

to

the
aforementioned

Code

of

Ethics

to

review

and

ensure

their

understanding

of

the

additional
requirements and procedures they are subject to.
Additional Restrictions Applicable to Specifically-Designated

Employees
Given their access

to financial and

other sensitive information about

Popular, certain officers and
employees

of

Popular

such

as

the

members

of Popular’s

Disclosure

Committee

have

been

(or
may be)

specifically designated

by Popular

as being

subject to

additional restrictions

regarding
trading

in securities

of Popular.

The Specifically-Designated

Employees are

subject to
blackout
period
restrictions

and
pre-clearance

requirements

with

respect

to

transactions

involving
securities of Popular comparable

to those that are applicable

to directors and executive

officers
of

Popular.

The

additional

restrictions

and

requirements

applicable

to

Specifically-Designated
Employees are set forth in Attachment

C to these Procedures.
Popular’s

Chief

Legal

Officer

will

maintain

a

list

of

the

Specifically-Designated

Employees

and
each

such Specifically-Designated

Employee

will be

notified

in writing

by Popular’s

Chief Legal
Officer or by Popular’s

Legal Division of the

additional restrictions and procedures

that are then
applicable. The Specifically-Designated

Employees will be

designated on the

basis of an analysis
of

their

possible

access

to

Material

Nonpublic

Information

regarding

Popular

because

of

their
position and/or because of their responsibilities.
Special Blackout Periods that May Be Applicable to

all Popular Insiders
Popular

Insiders

(other

than

directors,

executive

officers

and

other

Specifically-Designated
Employees)

are

not

subject

to

the

regular

blackout

periods

established

on

trading

of

Popular
securities.

In

general

terms,

a

blackout

period

is a

period

during which

trading

in securities

of
Popular is prohibited.
Nonetheless,

under

certain

extraordinary

circumstances,

Popular

may

designate

a

special
blackout period (for example,

if there is some extraordinary material

development with Popular
that merits a suspension

of trading by some or

all Popular Insiders) during which

some additional
Popular Insiders or

all Popular

Insiders will

be prohibited

from entering into

transactions involving
securities of Popular.

If Popular determines

that it is

necessary to implement

a special blackout
period applicable

to some

additional Popular

Insiders or

all Popular

Insiders, it

will send

one or
more

notices

to

the

affected

Popular

Insiders

specifying

the

commencement

date

and
termination date of such special blackout period.
Special Trading

Restrictions that May Be Applicable to Securities of Other Issuers
The Policy provides that trading

or tipping in the securities of another issuer while in possession of Material

Nonpublic Information

about such other

issuer,

which information

was obtained

by
the

Popular

Insider

in

the

course

of

his

or

her

employment

or

association

with

Popular,

is
prohibited until the information about such other issuer becomes public or is no longer material.

In addition, under certain

circumstances, Popular may establish additional restrictions relating to the trading of securities of another

issuer that could be applicable to

some Popular Insiders or all

Popular Insiders. If Popular

determines that it is necessary to implement

such additional trading
restrictions to

some additional Popular

Insiders or

all Popular

Insiders, it

will send

one or

more
notices

to

the

affected

Popular

Insiders

specifying

the

additional

trading

restrictions

and

the
commencement date and termination dates of such additional trading restrictions.

1
REQUEST AND CERTIFICATION
RE: EXCEPTION FOR DEPENDENTS OR FAMILYMEMBER

The

undersigned

Popular

Insider

hereby

requests

that

the

following

dependent[s]

or
member[s]

of his

or her

family

who reside[s]

with him

or her(other

than the

Popular

Insider’s
spouse,

who

may

not

be

exempted)

(the

“Family

Member[s]”)

not

be

considered

[a]

Popular
Insider[s]

for

purposes

of

Popular’s

Insider

Trading

Policy

and

Insider

Trading

Procedures
(collectively,

the “Policy and Procedures”):
Name of family member Relationship to Popular Insider

In

connection

with

such

request,

the

undersigned

Popular

Insider

hereby

certifies

to
Popular that (a)

the Popular Insider[s]

do[es] not

influence the investment decisions

of the Family
Member,

and

(b)

the

Family

Member

does

not

make

decisions,

in

whole

or

in

part,

upon
information that the Popular Insider[s] has/have provided

or provide[s].

The undersigned Popular Insider understands

that, as is provided in

the Policy,

Popular’s
Legal Division

may,

in its

sole and

absolute discretion

and based

on the

foregoing

certification,
determine

that

the

Family

Member[s]

will

not

be

considered

a

Popular

Insider

subject

to

the
restrictions set forth in the Policy.

Sincerely,
By:

_____________________________________

Signature

___

Request approved

___

Request denied
___

Request approved with the following modification:

______________________
Date:
By:

_____________________________________

Signature

1
Rule 10b5-1 [Sales/Purchase] Plan

Rule

10b5-1

[Sales/Purchase]

Plan,

dated

__________,

20___

(the

“[Sales/Purchase]
Plan”),

between

[name

of

seller/purchaser]

(“[Seller/Purchaser]”)

and

[name

of

broker]
(“Broker”).

WHEREAS,

[Seller/Purchaser]

desires

to

establish

this

[Sales/Purchase]

Plan

to
[sell/purchase] shares of common stock, par value $0.01 per share (the “Stock”), of Popular,

Inc.
(the “Issuer”); and

WHEREAS,

[Seller/Purchaser]

desires

to

engage

Broker

to

effect

[sales/purchases]

of
shares of Stock in accordance with the [Sales/Purchase] Plan;

NOW,

THEREFORE, [Seller/Purchaser] and Broker hereby agree

as follows:

1.

Broker shall effect

a [sale/purchase] (each a “[Sale/Purchase]”) of _____

shares
of

Stock

on [each

[day][Monday]

on which

the Nasdaq

Stock

Market

(the “Exchange”)

is open
and the Stock trades regular way on the Exchange] at [a price of not [less/more] than $_______]
[the

then

prevailing

market

price],

commencing

on

[insert

date

that

complies

with

applicable
cooling-off period], 20__,

in compliance with

the requirements

of Rule 10b5-1(c)(1)(ii)(B) under
the Securities Exchange Act of 1934, as amended (the “Exchange Act”) .

2.

This

[Sales/Purchase]

Plan

shall

become

effective

the

date

hereof

and

shall
terminate

on

[the

earlier

of

the

date]

[when

aggregate

sales

proceeds

of

$_____

have

been
received/____

shares

of

Stock

have

been

sold/an

aggregate

of

$___

/___shares

of

stock

have
been purchased] [or date, 20__].

3.

[Seller/Purchaser]

understands

that

Broker

may

not

be

able

to

effect

a
[Sale/Purchase]

due

to

a

market

disruption

or

a

legal,

regulatory

or

contractual

restriction
applicable to Broker.

If any [Sale/Purchase] cannot be executed as required by paragraph 1, due to a

market

disruption, a

legal, regulatory

or contractual

restriction applicable

to Broker,

[such
Sale/Purchase shall be cancelled

and shall not be effected

pursuant to this Sales/Purchase

Plan]
[Broker shall effect such

Sale/Purchase as promptly

as practical after the

cessation or

termination
of such market disruption, applicable restriction or other event].

4.

[Seller/Purchaser]

represents

and

warrants

that

[he/she]

(i)

is

not

aware

of
material,

nonpublic

information

with

respect

to

the

Issuer

or

any

securities

of

the

Issuer
(including

the

Stock),

(ii)

is

not

subject

to

any

legal,

regulatory

or

contractual

restriction

or
undertaking that would prevent Broker from

conducting [Sales/Purchase] in

accordance with this
Sales Plan,

and (iii)

is entering

into this

[Sales/Purchase] Plan

in good

faith and

not as

part of

a
plan or scheme to evade

the prohibitions of Rule 10b5

-1.

Seller shall immediately notify Broker
if [he/she]

becomes subject

to a

legal, regulatory

or contractual

restriction or

undertaking that
would prevent Broker from making

[Sales/Purchases] pursuant to

this [Sales/Purchase]

Plan, and,
in such

a case,

[Seller/Purchaser] and

Broker shall

cooperate

to amend

or otherwise revise

this
[Sales/Purchase]

Plan

to

take

account

of

such

legal,

regulatory

or

contractual

restriction

or
undertaking

(provided

that

neither

party

shall

be

obligated

to

take

any

action

that

would

be
inconsistent with the requirements of Rule 10b5-1(c)).

2

5.

It

is

the

intent

of

the

parties

that

this

[Sales/Purchase]

Plan

comply

with

the
requirements of

Rule 10b5-1(c) under

the Exchange

Act, and this

[Sales/Purchase] Plan shall

be
interpreted to comply with the requirements

of Rule 10b5-1(c).

6.

[Broker

agrees

to

conduct

all

Sales

in

accordance

with

the

manner

of

sale
requirement of Rule 144 under the Securities Act

of 1933, and in no

event shall Broker effect any
Sale if

such Sale would

exceed the

then applicable

volume limitation

under Rule 144,

assuming
Broker’s Sales under this Sales Plan are the only

sales subject to that limitation.

Seller agrees not
to

take,

and

agrees

to

cause

any

person

or

entity

with

which

he

or

she

would

be

required

to
aggregate

sales of

Stock pursuant

to paragraph

(a)(2) or

(e) of

Rule 144

not to

take,

any action
that

would

cause

the

Sales

not

to

comply

with

Rule

144.

[Broker

will

be

responsible

for
completing and filing on behalf of Seller the required

Form 144s.

Seller understands and agrees
that

Broker

shall

make

one

Form

144

filing

at

the

beginning

of

each

three-month

period
commencing [date], 20__.] [Seller will be responsible for making all required Form 144 filings.]

7.

[Seller/Purchaser] agrees to make all

filings, if any, required under Sections

13 and
16

of

the

Exchange

Act.

[Seller/Purchaser]

agrees

to

promptly

(but

in

any

case

within

one
business day) notify Issuer of all [Sales/Purchases]

made under this [Sales/Purchase] Plan.

8.

This [Sales/Purchase] Plan shall be governed by and construed in accordance with
the laws of

the Commonwealth of

Puerto Rico and

may be modified

or amended

only by a

writing
signed by the parties hereto, acknowledged by the Issuer.

9.

[Seller/Purchaser]

acknowledges

that

modifications

or

amendments

to

the
amount, price or

timing of the

[Purchase/Sale] of shares

of Stock under

this [Sales/Purchase] Plan
will require

compliance with

Popular’s

pre-clearance

and other

insider trading

procedures

and
with the applicable cooling-off period set forth in

Rule 10b5-1(c)(1)(ii)(B) under the Exchange Act
upon such modification or amendment.
IN WITNESS WHEREOF, the undersigned have signed this Rule 10b5-1 [Sales/Purchase] Plan as of
the date first written above.
[SELLER/PURCHASER]: BROKER:
By: By:
Name: Name:
Title:
Acknowledged:
POPULAR, INC.
By:
Name:
Title:

1
REQUEST AND CERTIFICATION
RE: APPROVAL

OF PREARRANGED TRADING PROGRAM

The

undersigned

Popular

Insider

hereby

requests

that

Popular,

Inc.

(“Popular”)’s

Chief
Legal Officer approve the adoption/amendment/termination

of the trading plan for securities of
Popular that is attached to this Request

and Certification Form. This approval is being requested
pursuant to the requirements of Popular’s Insider Trading

Policy and Insider Trading Procedures.

In

connection

with

this

request,

the

undersigned

Popular

Insider

certifies

to

Popular’s
Chief Legal Officer that:
(i)
The

undersigned

Popular

Insider

is

entering

into/amending/terminating

the
attached trading

plan in good

faith and

not as part

of a plan

or scheme to

evade
the

prohibitions

of

applicable

insider

trading

laws

and

regulations

and

the
applicable

provisions

of

Popular’s

Insider

Trading

Policy

and

Insider

Trading
Procedures.
(ii)
At

the

time

that

the

undersigned

Popular

Insider

is

entering
into/amending/terminating

the

attached

trading

plan

he

or

she

is not

aware

of
any Material Nonpublic Information regarding

Popular.
(iii)
At

the

time

that

the

undersigned

Popular

Insider

is

entering
into/amending/terminating

the

attached

trading

plan

he

or

she

is

permitted

to
trade in Popular securities (i.e., he or she is not subject to a blackout period).
(iv) If the undersigned Popular Insider is entering into/amending the attached trading plan, the first trade thereunder

will not occur

until the expiration of the

applicable
cooling-off period set forth in paragraph (c)(1)(ii)(B) of SEC Rule 10b5-1.
(v)
At

the

time

the

undersigned

Popular

Insider

is

entering

into/amending

the
attached

trading

plan,

the

Popular

Insider

does

not

have

any

other

contract,
instruction, or plan

in effect for

trading securities of

Popular on the

open market
that would qualify for the affirmative defense

in SEC Rule 10b5-1(c).
(vi) With the execution or amendment of the attached plan, the undersigned Popular
Insider will

not have

two (2)

or more

trading

plans designed

to effect

the open-
market purchase or sale of Popular securities

as a single transaction

(“single-trade
plans”), that would qualify for the affirmative defense

in SEC Rule 10b5-1(c).

The

undersigned

Popular

Insider

understands

that,

as

is

provided

in

Popular’s

Insider
Trading

Procedures, Popular’s

Chief Legal Officer

may,

in his or her

sole and absolute discretion
and

based

on

the

foregoing

certification

and

the

review

of

the

trading

plan,

approve

or
disapprove

the

proposed

adoption/amendment/termination

of

the

Prearranged

Trading
Program.

Sincerely

[Name of Popular Insider]

[Title of Popular Insider]

2
___

Request approved

___

Request denied
___

Request approved with the following modification:

______________________
Date:
By:

_____________________________________

Popular’s Chief Legal Officer

1
ADDITIONAL TRADING RESTRICTIONS AND REQUIREMENTS APPLICABLE TO
SPECIFICALLY

-DESIGNATED

EMPLOYEES

The

additional

trading

restrictions

and

requirements

set

forth

below

are

applicable

to
Specifically-Designated Employees of Popular,

Inc. and its subsidiaries (collectively,

“Popular” or
the

“Company”).

These

restrictions

and

requirements,

which

are

comparable

to

the
requirements that

are applicable

to directors

and executive

officers of

Popular under

Popular’s
Director

and Executive

Officer

Guide to

Complying with

Certain

Laws

and

Regulations,

are

not
applicable to all Popular Insiders.
Pre-Clearance

Specifically-Designated Employees may not engage in any transaction involving Company equity

securities

without

first

obtaining

pre-clearance

of

the

transaction

from

Popular’s

Legal
Division. A request for pre-clearance should be

submitted to Popular’s Legal Division in writing at
least

two

business

days

in

advance

of

the

proposed

transaction

in

the

form

included

in
Attachment

D

to

these

Procedures.

Popular’s

Legal

Division

will

then

determine

whether

the
transaction

may

proceed.

Pre-clearance

will

not

be

granted

if

a

blackout

period,

as

described
below,

is in effect.
Quarterly or Regular Blackout Periods

Popular must be sensitive to

even the appearance of impropriety.

The announcement of
our quarterly

financial results

almost always

has the

potential to

have

a material

effect

on the
market for

our securities. Accordingly,

transactions in Company

securities, directly or

indirectly,
are permitted

to the

Specifically-Designated

Employee or

his/her immediate

family only

during
the

“window

period.”

The

window

period

will

run

from

and

including

the

date

that

is

two
complete trading days on the Nasdaq Global Securities

Market after the public announcement of
our earnings until the tenth day of the last month of each fiscal quarter (the tenth day of March,
June, September and

December). The remainder

of each quarter

from and including

the eleventh
day

of

the

last

month

of

each

quarter

(the

eleventh

day

of

March,

June,

September

and
December)

through

and

including

the

second

complete

day

of

trading

on

the

Nasdaq

Global
Securities Market following the announcement of our earnings is a blackout period during which transactions

in

Company

securities,

directly

or

indirectly,

are

prohibited

to

the

Specifically-
Designated

Employee

or

his/her

immediate

family.

In

order

to

avoid

trading

during

blackout
periods, the Specifically-Designated Employee and his/her immediate family must also cancel all
open trade

orders

involving Company

securities during

the blackout

period. The

trade must

be
completed within the window period; however,

the settlement may take

place after the trading
window closes.

While

Popular

recognizes

that

some

Specifically-Designated

Employees

will

not

have
Material

Nonpublic

Information

during

the

quarterly

blackout

periods,

Popular

believes

that
preventing

Specifically-Designated

Employees

from

transacting

in

Company

securities

during
such periods is important

to assure Popular’s

investors

that they are

not trading on

the basis of
Material Nonpublic Information regarding

Popular.

2
Event-Specific Blackouts

From time to time an event

may occur that is material to Popular

and is known by only a
few directors, executive officers and other employees. So long as the event remains material and
nonpublic, directors,

executive

officers

and such

other persons

as Popular

designates

may

not
trade in Company

Securities. The existence of an event

-specific blackout will not be

announced,
other

than

to

those

who

are

aware

of

the

material

event

that

gives

rise

to

the

blackout.

If,
however,

the

Specifically-Designated

Employee

requests

permission

to

trade

in

Company
securities

during an

event-specific

blackout

Popular’s

Legal

Division will

inform

him/her of

the
existence

of

the

blackout

period

without

telling

him/her

the

specific

reason

for

it.

If

the
Specifically-Designated Employee is told of the existence of an event-specific blackout,

he or she
may not disclose

its existence to

others because that

information could

itself be material.

If the
Specifically-Designated

Employee

is

in

possession

of

Material

Nonpublic

Information,

the

fact
that Popular may

not specifically tell him/her

of any blackout

will not relieve

him/her of his/her
legal responsibility and obligation to Popular and it shareholders to refrain from trading.

1
POPULAR, INC.
INSIDER TRADING POLICY AND PROCEDURES
FORM FOR PRE-CLEARANCE REQUEST
Type of Security [check applicable boxes]
___

Common stock
___

Preferred Stock
___

Other (Please describe): ____________________________________
Number of Shares: ____________________

2
Type of Transaction [check applicable boxes]
___

Purchase
___

Sale
___

Gift
___

401K Investments
___

Other (Please describe): ___________________________________)
Comments: _______________________________________________________________
_________________________________________________________________________
_________________________________________________________________________
Broker Contact Information (if applicable)

Company Name

_______________________________________

Contact Name

_______________________________________

Telephone

_______________________________________

Account Number

_______________________________________
CERTIFICATION
I am not currently in possession of any Material

Nonpublic Information relating to Popular,

Inc. or any of
its

subsidiaries.

I

hereby

certify

that

the

statements

made

on

this

form

are

true

and

correct.

I

have
discussed

any

questions

I

may

have

with

respect

to

Popular,

Inc.’s

Insider

Trading

Policy

and

Insider
Trading

Procedures and

their applicability to

the transactions

contemplated herein

with Popular's

Legal
Division. I understand

that I am

ultimately responsible for

complying with Popular,

Inc.’s

Insider Trading
Policy

and

Insider

Trading

Procedures

and

avoiding

improper

transactions

and

other

violations

of
applicable insider trading laws and regulations.
Signature

____________________________
Date

____________________________
Print Name

____________________________
Telephone # Where I May be Reached ______________ Fax #

____________________________
___

Request Approved (transaction must be completed within 5 business days after approval and the person

must

not

be

in

possession

of

Material

Nonpublic

Information

at

the

time

the

transaction

is
completed)
___

Request Denied
___

Request Approved with the following modification: ______________________
Date:
By:

_____________________________________
Name:

________________________________

Division: ________________________________